EXHIBIT 99.3
                                                                    ------------

                        INCENTIVE STOCK OPTION AGREEMENT

                           NATIONAL DATACOMPUTER, INC.


         AGREEMENT made as of the ___ day of _______ 200_, between National Datacomputer, Inc. (the "Company"), a Delaware corporation and ____________, an employee of the Company (the "Employee").

         WHEREAS, the Company desires to grant to the Employee an Option to purchase shares of its common stock, $.001 par value per share (the "Shares"), under and for the purposes set forth in the Company's 2007 Employee, Director and Consultant Stock Plan (the "Plan");

         WHEREAS, the Company and the Employee understand and agree that any terms used and not defined herein have the same meanings as in the Plan; and

         WHEREAS, the Company and the Employee each intend that the Option granted herein qualify as an ISO.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1.   GRANT OF OPTION.
              ---------------
         The Company hereby grants to the Employee the right and option to purchase all or any part of an aggregate of ________________ Shares, on the terms and conditions and subject to all the limitations set forth herein, under United States securities and tax laws, and in the Plan, which is incorporated herein by reference. The Employee acknowledges receipt of a copy of the Plan.

         2.   PURCHASE PRICE.
              --------------

         The purchase price of the Shares covered by the Option shall be $____ per Share, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares after the date hereof (the "Purchase Price"). Payment shall be made in accordance with Paragraph 9 of the Plan.

         3.   EXERCISABILITY OF OPTION.
              ------------------------

         Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall become exercisable as follows:

On the first anniversary of the date            up to _________ Shares
    of this Agreement

On the second anniversary of the date           an additional _________ Shares
    of this Agreement
On the third anniversary of the date            an additional _________ Shares
    of this Agreement
On the fourth anniversary of the date           an additional _________ Shares
    of this Agreement

         The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan.

         Notwithstanding the foregoing, in the event of a Change of Control (as defined below), __% of the Shares which would have vested in each vesting installment remaining under this Option will be vested for purposes of Section 24(B) of the Plan unless this Option has otherwise expired or been terminated pursuant to its terms or the terms of the Plan.(1)

              Change of Control means the occurrence of any of the following events:

              (i) Ownership. Any "Person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the "Beneficial Owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities (excluding for this purpose the Company or its Affiliates or any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

              (ii) Merger/Sale of Assets. A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation outstanding immediately after such merger or consolidation, or the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

              (iii) Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date the Plan was approved by the directors, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

         4.   TERM OF OPTION.
              --------------

         This Option shall terminate ten years from the date of this Agreement or, if the Employee owns as of the date hereof more than 10% of the total combined voting power of all classes of capital stock of the Company or an Affiliate, five years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

         If the Employee ceases to be an employee of the Company or of an Affiliate (for any reason other than the death or Disability of the Employee or termination of the Employee's employment for "cause" (as defined in the Plan), the Option may be exercised, if it has not previously terminated, within three months after the date the Employee ceases to be an employee of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter except as set forth below. In such event, the Option shall be exercisable only to the extent that the Option has become exercisable and is in effect at the date of such cessation of employment.

         If the Employee ceases to be an employee of the Company or of an Affiliate but continues after termination of employment to provide service to the Company or an Affiliate as a consultant, this Option shall continue to vest in accordance with Section 3 above as if this Option had not terminated until the Employee is no longer providing services to the Company. In such case, this Option shall automatically convert and be deemed a Non-Qualified Option as of the date that is three months from termination of the Employee's employment and this Option shall continue on the same terms and conditions set forth herein until such Employee is no longer providing service to the Company or an Affiliate.

         Notwithstanding the foregoing, in the event of the Employee's Disability or death within three months after the termination of employment, the Employee or the Employee's Survivors may exercise the Option within one year after the date of the Employee's termination of employment, but in no event after the date of expiration of the term of the Option.

         In the event the Employee's employment is terminated by the Employee's employer for "cause" (as defined in the Plan), the Employee's right to exercise any unexercised portion of this Option shall cease immediately as of the time the Employee is notified his or her employment is terminated for "cause," and this Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Employee's termination as an employee, but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Employee's termination, the Employee engaged in conduct which would constitute "cause," then the Employee shall immediately cease to have any right to exercise the Option and this Option shall thereupon terminate.

         In the event of the Disability of the Employee, as determined in accordance with the Plan, the Option shall be exercisable within one year after the Employee's termination of employment or, if earlier, within the term originally prescribed by the Option. In such event, the Option shall be exercisable:

         (a) to the extent that the Option has become exercisable but has not been exercised as of the date of Disability; and

         (b) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Employee not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

         In the event of the death of the Employee while an employee of the Company or of an Affiliate, the Option shall be exercisable by the Employee's Survivors within one year after the date of death of the Employee or, if earlier, within the originally prescribed term of the Option. In such event, the Option shall be exercisable:

         (x) to the extent that the Option has become exercisable but has not been exercised as of the date of death; and

         (y) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Employee not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Employee's date of death.

         5.   METHOD OF EXERCISING OPTION.
              ---------------------------

         Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company or its designee, in substantially the form of Exhibit A attached hereto. Such notice shall state the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option. Payment of the purchase price for such Shares shall be made in accordance with Paragraph 9 of the Plan. The Company shall deliver such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The Shares as to which the Option shall have been so exercised shall be registered in the Company's share register in the name of the person so exercising the Option (or, if the Option shall be exercised by the

Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

         6.   PARTIAL EXERCISE.
              ----------------

         Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to this Option.

         7.   NON-ASSIGNABILITY.
              -----------------

         The Option shall not be transferable by the Employee otherwise than by will or by the laws of descent and distribution. The Option shall be exercisable, during the Employee's lifetime, only by the Employee (or, in the event of legal incapacity or incompetency, by the Employee's guardian or representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option shall be null and void.

         8.   NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.
              ---------------------------------------

         The Employee shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company's share register in the name of the Employee. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

         9.   ADJUSTMENTS.
              -----------

         The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference; provided, however, that in the event of a Change of Control (as defined in Section 3 above) ___% of the Shares which would have vested in each vesting installment remaining under this Option will be vested for purposes of Section 24(B) of the Plan.

         10.  TAXES.
              -----

         The Employee acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Employee's responsibility.

         In the event of a Disqualifying Disposition (as defined in Section 15 below) or if the Option is converted into a Non-Qualified Option and such Non-Qualified Option is exercised, the Company may withhold from the Employee's remuneration, if any, the minimum statutory amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includable in such person's gross income. At the Company's discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Employee on exercise of the Option. The Employee further agrees that, if the Company does not withhold an amount from the Employee's remuneration sufficient to satisfy the Company's income tax withholding obligation, the Employee will reimburse the Company on demand, in cash, for the amount under-withheld.

         11.  PURCHASE FOR INVESTMENT.
              ------------------------

         Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

                           "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws;" and

         (b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         12.  RESTRICTIONS ON TRANSFER OF SHARES.
              ----------------------------------

         12.1 The Employee agrees that in the event the Company proposes to offer for sale to the public any of its equity securities and such Employee is requested by the Company and any underwriter engaged by the Company in connection with such offering to sign an agreement restricting the sale or other transfer of Shares, then it will promptly sign such agreement and will not transfer, whether in privately negotiated transactions or to the public in open market transactions or otherwise, any Shares or other securities of the Company held by him or her during such period as is determined by the Company and the underwriters, not to exceed 180 days following the closing of the offering, plus such additional period of time as may be required to comply with Marketplace Rule 2711 of the National Association of Securities Dealers, Inc. or similar rules thereto (such period, the "Lock-Up Period"). Such agreement shall be in writing and in form and substance reasonably satisfactory to the Company and such underwriter and pursuant to customary and prevailing terms and conditions. Notwithstanding whether the Employee has signed such an agreement, the Company may impose stop-transfer instructions with respect to the Shares or other securities of the Company subject to the foregoing restrictions until the end of the Lock-Up Period.

         12.2 The Employee acknowledges and agrees that neither the Company, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Employee any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of the employment of the Employee by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

         13.  NO OBLIGATION TO EMPLOY.
              ------------------------

         The Company is not by the Plan or this Option obligated to continue the Employee as an employee of the Company or an Affiliate. The Employee acknowledges: (i) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (ii) that the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that the Employee's participation in the Plan is voluntary; (v) that the value of the Option is an extraordinary item of compensation which is outside the scope of the Employee's employment contract, if any; and (vi) that the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

         14.  OPTION IS INTENDED TO BE AN ISO.
              -------------------------------

         The parties each intend that the Option be an ISO so that the Employee (or the Employee's Survivors) may qualify for the favorable tax treatment provided to holders of Options that meet the standards of Section 422 of the Code. Any provision of this Agreement or the Plan which conflicts with the Code so that this Option would not be deemed an ISO is null and void and any ambiguities shall be resolved so that the Option qualifies as an ISO. Nonetheless, if the Option is determined not to be an ISO, the Employee understands that neither the Company nor any Affiliate is responsible to compensate him or her or otherwise make up for the treatment of the Option as a Non-Qualified Option and not as an ISO. The Employee should consult with the Employee's own tax advisors regarding the tax effects of the Option and the requirements necessary to obtain favorable tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements.

         Notwithstanding the foregoing, to the extent that the Option is not deemed to be an ISO pursuant to Section 422(d) of the Code because the aggregate fair market value (determined as of the date hereof) of any of the Shares with respect to which this ISO is granted becomes exercisable for the first time during any calendar year in excess of $100,000, the portion of the Option representing such excess value shall be treated as a Non-Qualified Option and the Employee shall be deemed to have taxable income measured by the difference between the then fair market value of the Shares received upon exercise and the price paid for such Shares pursuant to this Agreement.

         15.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.
              ----------------------------------------------

         The Employee agrees to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any of the Shares acquired pursuant to the exercise of the Option. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale) of such Shares before the later of (a) two years after the date the Employee was granted the Option or (b) one year after the date the Employee acquired Shares by exercising the Option, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before the Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

         16.  NOTICES.
              -------

         Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

If to the Company:                  National Datacomputer, Inc.
                                    900 Middlesex Turnpike, Building 5
                                    Billerica, MA 01821

If to the Employee:
                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

         17.  GOVERNING LAW.
              --------------

         This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, the parties hereby consent to exclusive jurisdiction in the Commonwealth of Massachusetts and agree that such litigation shall be conducted in the courts of Middlesex County, Massachusetts or the federal courts of the United States for the District of Massachusetts.

         18.  BENEFIT OF AGREEMENT.
              ---------------------

         Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

         19.  ENTIRE AGREEMENT.
              -----------------

         This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

         20.  MODIFICATIONS AND AMENDMENTS.
              -----------------------------

         The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

         21.  WAIVERS AND CONSENTS.
              ---------------------

         Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

         22.  DATA PRIVACY.
              -------------

         By entering into this Agreement, the Employee: (i) authorizes the Company and each Affiliate, and any agent of the Company or any Affiliate administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its Affiliates such information and data as the Company or any such Affiliate shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights he or she may have with respect to such information; and (iii) authorizes the Company and each Affiliate to store and transmit such information in electronic form.




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                                       10

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Employee has hereunto set his or her hand, all as of the day and year first above written.


                                          National Datacomputer, Inc.



                                          By:___________________________________
                                             Name
                                             Title


                                          ______________________________________
                                          Employee

                                                                       Exhibit A
                                                                       ---------

                  NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION


TO:      National Datacomputer, Inc.

IMPORTANT NOTICE: This form of Notice of Exercise may only be used at such time as the Company has filed a Registration Statement with the Securities and Exchange Commission under which the issuance of the Shares for which this exercise is being made is registered and such Registration Statement remains effective.

Ladies and Gentlemen:

         I hereby exercise my Incentive Stock Option to purchase _________ shares (the "Shares") of the common stock, $.001 par value, of National Datacomputer, Inc. (the "Company"), at the exercise price of $________ per share, pursuant to and subject to the terms of that certain Incentive Stock Option Agreement between the undersigned and the Company dated _______________, 200_.

         I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

         I am paying the option exercise price for the Shares as follows:


--------------------------------------------------------------------------------


         Please issue the Shares (check one):

         [_]  to me; or

         [_]  to me and ___________________________, as joint tenants with right of survivorship,


         at the following address:

         ----------------------------------------------------------------

         ----------------------------------------------------------------

         ----------------------------------------------------------------

         My mailing address for shareholder communications, if different from the address listed above, is:


         ----------------------------------------------------------------

         ----------------------------------------------------------------

         ----------------------------------------------------------------


                                          Very truly yours,


                                          --------------------------------------
                                          Employee (signature)


                                          --------------------------------------
                                          Print Name


                                          --------------------------------------
                                          Date


                                          --------------------------------------
                                          Social Security Number








                                       B-2